UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2012 (August 16, 2012)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective August 16, 2012, the Board of Directors (the “Board”) of Quanta Services, Inc. (“Quanta”), upon the recommendation of the Governance and Nominating Committee of the Board, amended and restated the Bylaws of Quanta (the “Bylaws”). The primary changes effected by adoption of the amended and restated Bylaws are summarized as follows:

•	To clarify that advance notice procedures set forth in the Bylaws must be followed in order to properly present stockholder nominations and other proposals at stockholder meetings;

•	To add to the advance notice procedures for stockholder nominations and proposals a requirement for disclosure of derivative positions in Quanta securities held by stockholder proponents;

•

To clarify that, at meetings of stockholders, a quorum is present if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy, and that, where a separate vote by a class or series or classes or series of capital stock of Quanta is required to transact business at a meeting of stockholders, a quorum shall consist of no less than a majority of the voting power of such class or series or classes or series represented at the meeting in person or by proxy with respect to that vote on such business;

•

To clarify that, unless otherwise required by law, the Certificate of Incorporation of Quanta or the Bylaws, or unless otherwise provided by other rules or regulations that apply to Quanta or its securities, when a quorum is present at any stockholder meeting, the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall constitute the act of the stockholders;

•

To facilitate the setting by the Board of separate and independent record dates for determining the stockholders entitled to notice of a stockholder meeting and the stockholders entitled to vote at such meeting;

•	To permit any officer of Quanta to vote securities of other entities held by Quanta;

•	To expressly authorize the board to issue uncertificated or “book entry” shares of stock; and

•	To clarify certain limitations and required procedures that apply if a person is seeking indemnification or advancement of expenses for proceedings from Quanta.

In addition, the amendment and restatement of the Bylaws also revised, clarified or conformed to Delaware law several additional provisions, including amendments addressing procedures for calling board meetings, adjourning stockholder meetings and waiving notice of board meetings. The foregoing summary is qualified in its entirety by reference to the Bylaws, as amended and restated as of August 16, 2012, a copy of which is filed as Exhibit 3.2 attached hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.2	Bylaws of Quanta Services, Inc., as amended and restated as of August 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2012	QUANTA SERVICES, INC.

	By:	/s/ Carolyn M. Campbell
		Name:	Carolyn M. Campbell
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.2	Bylaws of Quanta Services, Inc., as amended and restated as of August 16, 2012